SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2005

Triad Automobile Receivables Trust 2005-A

(Issuer with respect to the Notes)

Triad Financial Corporation

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Debra Glasser, Esq. Triad Financial Corporation 7711 Center Avenue Suite 100 Huntington Beach, California	92647

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Item 8.01 Other Events
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
EXHIBIT INDEX
EXHIBIT 99

Item 8.01     Other Events

Information related to distributions to Noteholders for the May, 2005 Collection Period with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and the Class A-4 Notes (the “Notes”) issued by the Issuer. The performance of the Receivables held by the Issuer as well as other information related to the Notes is contained in the Servicer’s Certificate and the Statement to Noteholders for the referenced Collection Period. Both reports have been provided to the Noteholders pursuant to the Sale and Servicing Agreement dated as of May 26, 2005 among the Issuer, Triad Financial Special Purpose LLC, as Depositor, Triad Financial Corporation, as Servicer and JPMorgan Chase Bank, as Backup Servicer and Indenture Trustee (the “Agreement”).

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

               99. Servicer’s Certificate and Statement to Noteholders for the May, 2005 Collection Period relating to the Notes issued by the Issuer pursuant to the Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

Dated: June 13, 2005

EXHIBIT INDEX

Exhibit No.	Description

99	Servicer’s Certificate and Statement to Noteholders for the May, 2005 Collection Period relating to the Notes issued by the Issuer.

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